ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited)

September 30, 2023

	First			Percent
	Acquisition		Fair	of Net
Description	Date	Cost	Value	Assets
Investment Fund
Private Placement
QVT Roiv Hldgs Offshore Ltd.	1/1/2016	$164,385	$810,408	100.96%
Total Private Placement		164,385	810,408	100.96

Total Investment in Investment Fund		$164,385	* 810,408	100.96

Liabilities in excess of Other Assets			(7,719)	(0.96)

Total Net Assets			$802,689	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (Unaudited) (continued)

September 30, 2023

* At September 30, 2023, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$810,408
Gross tax unrealized appreciation	$-
Gross tax unrealized depreciation	-
Net tax unrealized appreciation/depreciation on investments	$-

Percent of
Net
Strategy Allocation	Assets
Private Placement	100.96%
Total Investment in Investment Fund	100.96%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of AIP Multi-Strategy Fund A (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners, pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The following is a summary of the inputs used for investment tranches as of September 30, 2023 in valuing the Fund’s investment carried at fair value:

Investment in Portfolio Investment	Level 1	Level 2	Level 3	Investments measured at NAV	Total
Investment in Investment Fund
Private Placement	$-	$-	$810,408	$-	$810,408
Total Investment in Investment Fund	$-	$-	$810,408	$-	$810,408

For the period ended September 30, 2023, the Fund did not have any purchases and transfers for investments classified by the Fund within Level 3 of the fair value hierarchy.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investment held as of September 30, 2023.

	Fair Value at
	9/30/2023	Valuation technique	Unobservable input	Amount
Investment Fund
Private Placement	$810,408	Market approach	Discount for lack of marketability	21%
Grand Total	$810,408